EXHIBIT 24.1

POWER OF ATTORNEY

The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint John F. Wombwell, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the ExpressJet Holdings, Inc. 2002 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

April 25, 2002 By: /s/ Gordon Bethune

Print Name: Gordon Bethune

POWER OF ATTORNEY

The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint John F. Wombwell and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the ExpressJet Holdings, Inc. 2002 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

April 25, 2002 By: /s/ Fred Cromer

Print Name: Fred Cromer

POWER OF ATTORNEY

The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint John F. Wombwell, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the ExpressJet Holdings, Inc. 2002 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

April 25, 2002 By: /s/ David Grizzle

Print Name: David Grizzle

POWER OF ATTORNEY

The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint John F. Wombwell, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the ExpressJet Holdings, Inc. 2002 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

April 25, 2002 By: /s/ C. D. McLean

Print Name: C. D. McLean

POWER OF ATTORNEY

The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint John F. Wombwell, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the ExpressJet Holdings, Inc. 2002 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

April 25, 2002 By: /s/ Larry Kellner

Print Name: Larry Kellner

POWER OF ATTORNEY

The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint John F. Wombwell, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the ExpressJet Holdings, Inc. 2002 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

April 25, 2002 By: /s/ Jim Ream

Print Name: Jim Ream

POWER OF ATTORNEY

The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint John F. Wombwell, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the ExpressJet Holdings, Inc. 2002 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

April 25, 2002 By: /s/ Jeff Smisek

Print Name: Jeff Smisek